Exhibit 10.20

Dated 9 July 2015

TASMAN MARINE LLC

HUDSON MARINE LLC

DRAKE MARINE LLC

MERCATOR MARINE LLC

BARENTSZ MARINE LLC

as joint and several Borrowers

and

THE BANKS AND FINANCIAL INSTITUTIONS

Listed in Schedule 1

as Lenders

and

ABN AMRO BANK N.V.

as Agent, Arranger, Swap Bank

and as Security Trustee

FIRST SUPPLEMENTAL AGREEMENT

relating to a loan facility of

(originally) up to US$62,500,000

Index

Clause		Page

1	Interpretation	2
2	Agreement of the Creditor Parties	2
3	Conditions Precedent	3
4	Representations and Warranties	3
5	Amendment of Loan Agreement and other Finance Documents	4
6	Further Assurances	7
7	Expenses	8
8	Notices	8
9	Supplemental	8
10	Law and Jurisdiction	8
Schedule 1 Lenders		10
Schedule 2 Conditions Precedent Documents		11
Schedule 3 Form of Effective Date Notice		12
Schedule 4 Part A List of Directly Owned IPO Entities		13
Part B List of Indirectly Owned IPO Entities		15
Schedule 5 Form of Deed of Release		16
Execution Page		22

THIS FIRST SUPPLEMENTAL AGREEMENT is made on 9 July 2015

BETWEEN

(1)	TASMAN MARINE LLC, HUDSON MARINE LLC, DRAKE MARINE LLC, MERCATOR MARINE LLC and BARENTSZ MARINE LLC each a limited liability company formed in the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 (each a “Borrower” and, together, the “Borrowers”);

(2)	THE BANKS AND FINANCIAL INSTITUTIONS listed in Schedule 1, as Lenders; and

(3)	ABN AMRO BANK N.V. acting through its office at 93 Coolsingel, 3012 AE, Rotterdam, The Netherlands, as Agent, Swap Bank, Arranger and Security Trustee.

BACKGROUND

(A)	By a loan agreement dated 17 December 2014 (as amended and restated by an amending and restating agreement dated 24 April 2015, the “Loan Agreement”) and made between (i) the Borrowers as joint and several borrowers, (ii) the Lenders and (iv) ABN AMRO Bank N.V. as Agent, Swap Bank, Arranger and Security Trustee, the Lenders have made available to the Borrowers a loan facility in an amount of (originally) up to US$62,500,000, of which an amount of US$36,540,000 is outstanding by way of principal on the date hereof.

(B)	By an agency and trust agreement (the “Agency and Trust Agreement”) entered into pursuant to the Loan Agreement, it was agreed that the Security Trustee would hold the Trust Property on trust for the Lenders and the Swap Bank.

(C)	By a master agreement (the “Master Agreement”) (on the 2002 ISDA Master Agreement form together with the schedule attached thereto (as amended)) dated 17 December 2014 and made between (i) the Borrowers and (ii) the Swap Bank, it was agreed that the Swap Bank would enter into Designated Transactions with the Borrowers from time to time.

(D)	By a corporate guarantee dated 17 December 2014 (the “Existing Corporate Guarantee”) and made between (i) Poseidon Containers Holdings LLC (the “Existing Corporate Guarantor”) and (ii) the Security Trustee, the Existing Corporate Guarantor has guaranteed the obligations of the Borrowers under the Loan Agreement and the Master Agreement.

(E)	The Borrowers and the Existing Corporate Guarantor have requested that the Creditor Parties agree to:

(i)	the substitution of the Existing Corporate Guarantor with Poseidon Containers Holdings Corp. of the Marshall Islands (“New Corporate Guarantor”);

(ii)	the release of the Existing Corporate Guarantor from its obligations under the Finance Documents to which it is a party;

(iii)	the conclusion of an initial public offering of the share capital of the New Corporate Guarantor and subsequent listing of such share capital on the New York Stock Exchange;

(iv)	the change in the ultimate beneficial ownership of the shares of the Borrowers;

(v)	the release of the additional minimum liquidity of $900,000 maintained in the Retention Account held in the name of Borrower A pursuant to clause 11.26 of the Loan Agreement; and

(vi)	waive the requirement of the Ship’s being subject to an Approved Charter on the Drawdown Date of each Tranche financing that Ship;

(vii)	the consequential amendments to the Loan Agreement and the other Finance Documents in connection with those others,

together, the “Request”.

(F)	This First Supplemental Agreement sets out the terms and conditions on which the Creditor Parties agree to the requests of the Borrowers set out in paragraphs (i) to (vii) of Recital (E), and, on the Effective Date, to the required and consequential amendments to the Loan Agreement and the other Finance Documents in connection with those matters as set out in Clause 5 of this Agreement.

IT IS AGREED as follows:

1	INTERPRETATION

1.1	Defined expressions

Words and expressions defined in the Loan Agreement shall have the same meanings when used in this First Supplemental Agreement unless the context otherwise requires.

1.2	Definitions

In this First Supplemental Agreement, unless the contrary intention appears:

“Effective Date” means the date on which the Agent notifies the Borrowers in writing in the form set out in Schedule 3 that all the conditions precedent in Schedule 2 have been satisfied, which confirmation the Agent shall be under no obligation to give if an Event of Default shall have occurred;

“Directly Owned IPO Entities” means the limited liability companies directly owned as at the date hereof by the Existing Corporate Guarantor specified in Part A of Schedule 4;

“Indirectly Owned IPO Entities” means the limited liability companies indirectly owned as at the date hereof by the Existing Corporate Guarantor specified in Part B of Schedule 4;

“IPO Entities” means the Directly Owned IPO Entities and the Indirectly Owned IPO Entities;

“New Corporate Guarantee” means a corporate guarantee executed or, as the case may be, to be executed by the New Corporate Guarantor in favour of the Security Trustee guaranteeing the obligations of the Borrowers under the Loan Agreement and the Master Agreement in the Agreed Form;

“New Shares Security Deed” means, in relation to each Borrower, a document creating securities over the limited liability company interests in that Borrower to be executed by the New Corporate Guarantor in the Agreed Form; and

“Released Documents” means, together, the Existing Corporate Guarantee and the Shares Security Deeds and, in singular means, any of them.

1.3	Application of construction and interpretation provisions of Loan Agreement

Clauses 1.2 and 1.5 of the Loan Agreement apply, with any necessary modifications, to this First Supplemental Agreement.

2	AGREEMENT OF THE CREDITOR PARTIES

2.1	Agreement of the Lenders

The Lenders agree, subject to and upon the terms and conditions of this First Supplemental Agreement, to the Request.

2.2	Agreement of the Creditor Parties

The Creditor Parties agree, subject to and upon the terms and conditions of this Agreement, to the consequential amendment of the Loan Agreement and the other Finance Documents in connection with the matters referred to in Clause 2.1.

2.3	Release

With effect on and from (and subject to the occurrence of) the Effective Date, the Creditor Parties hereby irrevocably:

(a)	release and discharge all Security Interests created in their favour by the Existing Corporate Guarantor under the Shares Security Deeds; and

(b)	release the Existing Corporate Guarantor from its obligations under the Released Documents.

The Agent shall deliver to the Existing Corporate Guarantor within 1 Business Day of the Effective Date a deed of release in the form set out in Schedule 5, duly executed by the Creditor Parties.

3	CONDITIONS PRECEDENT

3.1	General

The agreement of the Creditor Parties contained in Clauses 2.1, 2.2 and 2.3 is subject to the fulfilment of the conditions precedent in Clause 3.2.

3.2	Conditions precedent

The conditions referred to in Clause 3.1 are that the Agent shall have received the documents and evidence referred to in Schedule 2 in all respects in form and substance satisfactory to the Agent and its lawyers on the date of this First Supplemental Agreement or such later date as may be applicable. Upon receipt of the documents and evidence referred to above, the Agent shall promptly deliver to the Borrowers a written confirmation in the form set out in Schedule 3.

4	REPRESENTATIONS AND WARRANTIES

4.1	Repetition of Loan Agreement representations and warranties

Each Borrower represents and warrants to the Agent that the representations and warranties in clause 10 of the Loan Agreement, as amended by this First Supplemental Agreement and updated with appropriate modifications to refer to this First Supplemental Agreement and, where appropriate, each other Finance Document which is being amended by this First Supplemental Agreement, remain true and not misleading if repeated on the date of this First Supplemental Agreement with reference to the circumstances now existing.

Repetition of Finance Document representations and warranties

Each Borrower and each of the other Security Parties represent and warrant to the Agent that the representations and warranties in the Finance Documents (other than the Loan Agreement) to which each is a party, as amended and supplemented by this Agreement and updated with appropriate modifications to refer to this Agreement, remain true and not misleading if repeated on the date of this Agreement with reference to the circumstances now existing.

5	AMENDMENT OF LOAN AGREEMENT AND OTHER FINANCE DOCUMENTS

5.1	Amendments to Loan Agreement

With effect on and from (and subject to the occurrence of) the Effective Date the Loan Agreement shall be, and shall be deemed by this First Supplemental Agreement to be, amended as follows:

(a)	by adding the definitions of “Applicable Accounting Principles”, “First Supplemental Agreement”, “GAAP”, “IPO” and “NYSE” in clause 1.1 thereof as follows:

““Applicable Accounting Principles” means:

(a)	prior to the completion of a successful IPO, IFRS; and

(b)	at all times thereafter, GAAP;

“First Supplemental Agreement” means the supplemental agreement dated July 2015 and made between (i) the Borrowers, (ii) the Lenders, (iii) the Agent, (iv) the Swap Bank, (v) the Security Trustee and (vi) the Arranger setting out the terms and conditions pursuant to which this Agreement is amended and supplemented;

“IPO” means the initial public offering of part of the share capital of the Corporate Guarantor and the subsequent listing and trading of such share capital on the NYSE;

“GAAP” means generally accepted accounting principles as from time to time in effect in the United States of America; and

“NYSE” means the New York Stock Exchange;”;

(b)	by deleting the definition of “Corporate Guarantor” in clause 1.1 thereof in its entirety and replacing it with the following new definition:

““Corporate Guarantor” means Poseidon Containers Holdings Corp., a corporation incorporated in the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Islands, Majuro, Marshall Islands, MH96960;”;

(c)	by replacing all references to IFRS throughout the Loan Agreement (apart from in clause 1.1 thereof) with references to Applicable Accounting Principles;

(d)	by deleting the number “6” in the definition of “Relevant Charter” in Clause 1.1 thereof and replacing with “3”;

(e)	by deleting “Relevant Charter Period” in its entirety;

(f)	by deleting the definition of “Change of Control” in clause 8.14 thereof and replacing it with the following:

“In this Clause 8.14 “Change of Control” means if any of the following occurs in relation to the Borrowers and/or the Corporate Guarantor:

(i)	prior to the completion of a successful IPO, without the prior consent of the Lenders, a change has occurred after the date of this Agreement in the direct or indirect, ultimate, legal or beneficial ownership of any of the limited liability company interests in any of the Borrowers or in the direct or indirect ultimate control of the voting rights attaching to any of those interests; or

(ii)	prior to the completion of a successful IPO, the members disclosed to the Agent prior to the date of this Agreement cease to own in aggregate at least 50 per cent. of the share capital (with a right to vote) of the Corporate Guarantor; or

(iii)	upon completion of the successful IPO, Mr George Giouroukos ceases to (either directly and/or indirectly) beneficially own in aggregate at least 3 per cent. of the issued share capital (with a right to vote) of the Corporate Guarantor; or

(iv)	Mr George Giouroukos ceases to be the Chief Executive Officer of the Corporate Guarantor; or

(v)	any Borrower ceases to be a wholly-owned subsidiary of the Corporate Guarantor.”;

(g)	by deleting clause 11.23 thereof in its entirety and replacing it with the following new clause:

“11.23 Ownership

Each Borrower shall procure throughout the Security Period that:

(a)	until the successful completion of the IPO, there is no change in the legal ownership and control of its limited liability company interests other than as disclosed to the Lender on the date of this Agreement; and

(b)	at all times it is a wholly-owned subsidiary of the Corporate Guarantor.”;

(h)	by deleting clause 11.26 thereof in its entirety and replacing it with the following new clause:

“11.26 Additional Undertaking

Each of Borrowers C, D and E whose relevant Ship is financed by one of the last three Tranches drawn or, as the case may be, to be drawn under this Agreement undertakes to ensure that:

(a)	it enters into a Relevant Charter within 3 months from the Delivery Date of the Ship owned or, as the case may be, to be owned by it; and

(b)	it maintains in the Retention Account held in the name of that Borrower an amount of not less than $500,000 (the “Additional Minimum Liquidity Amount”), in the case of Borrower D and Borrower E, for the period of twelve months commencing from the Drawdown Date of the Tranche used to finance the Ship to be owned by it and in the case of Ship C on the date of the First Supplemental Agreement and ending on 11 March 2016 (each a “Twelve Month Period”),

Provided that:

(a)	if during the Twelve Month Period that Borrower enters into an Approved Charter, then the Additional Minimum Liquidity Amount held in its Retention Account shall be automatically released to that Borrower upon the Ship owned by it being delivered to the relevant charterer under the Approved Charter; and

(b)	at the end of each Twelve Month Period the Additional Minimum Liquidity Amount held in the Retention Account of Borrower C, Borrower D and/or Borrower E in accordance with this Clause 11.26 shall be released irrespective of whether that Borrower has entered into an Approved Charter during the Twelve Month Period Charter applicable to it,

Provided further that the Additional Minimum Liquidity Amount (or any part thereof) shall be released to the relevant Borrower pursuant to the terms of this Clause 11.26 as long as no Event of Default has occurred and is continuing at any relevant time.”;

(i)	by adding a new clause 11.27 thereof as follows:

“11.27 Special Surveys

Each of Borrower D and Borrower E undertakes to submit the Ship owned by it to a special survey by no later than 31 October 2015 and to provide promptly to the Agent evidence acceptable to the Agent that such special survey has been completed.”

(j)	by deleting clause 12.3(b) thereof and replacing it with the following new clause:

“(b)	pay any dividend or make any other form of distribution or effect any form of redemption, purchase or return of its limited liability company interests (the “Distribution”) if an Event of Default has occurred and is continuing or would result from the Distribution;”

(k)	by deleting in its entirety clause 19.1(k) thereof and replacing it with the following new clause:

“(k)	following the successful completion of the IPO, without the prior consent of the Agent (acting upon the instructions of the Majority Lenders), the shares of the Corporate Guarantor cease to be listed on the NYSE;”;

(l)	by deleting clause 19.1(p) thereof in its entirety and replacing it with the words “intentionally left blank”;

(m)	by deleting paragraph (q) of clause 19.1 thereof in its entirety and replacing with the following new paragraph:

“(q)	a Relevant Charter or, as the case may be, an Approved Charter in respect of either Ship A or Ship C is terminated or rescinded or becomes invalid or unenforceable or otherwise ceases to remain in full force and effect prior to its expiration date for any reason except with the consent of the Agent (acting with the authorisation of the Majority Lenders) and is not replaced within 45 days from the date of its termination or rescission with another charterparty with a charterer and on such terms in all respects acceptable to the Agent);”;

(n)	by deleting the words “and a Collateral Owner” after the words “Approved Manager” in the definition of “Relevant Person” in clause 19.9 thereof;

(o)	the definition of, and references throughout the Loan Agreement to, each Finance Document shall be construed as if the same referred to that Finance Document as amended and supplemented by this First Supplemental Agreement; and

(p)	by construing references throughout the Loan Agreement to “this Agreement”, “hereunder” and other like expressions as if the same referred to the Loan Agreement as amended and supplemented by this First Supplemental Agreement.

5.2	Amendments to Finance Documents

With effect on and from (and subject to the occurrence of) the Effective Date each of the Finance Documents (other than the Loan Agreement) shall be, and shall be deemed by this First Supplemental Agreement to be, amended as follows:

(a)	the definition of, and references throughout each of the Finance Documents to, the Loan Agreement and any of the other Finance Documents shall be construed as if the same referred to the Loan Agreement and those Finance Documents as amended by this First Supplemental Agreement; and

(b)	by construing references throughout each of the Finance Documents to “this Agreement”, “this Deed”, “hereunder” and other like expressions as if the same referred to such Finance Documents as amended and supplemented by this First Supplemental Agreement.

5.3	The Finance Documents to remain in full force and effect

The Finance Documents shall remain in full force and effect, as amended by:

(a)	the amendments contained or referred to in Clauses 5.1 and 5.2; and

(b)	such further or consequential modifications as may be necessary to give full effect to the terms of this First Supplemental Agreement.

6	FURTHER ASSURANCES

6.1	Borrowers’ and each Security Party’s obligations to execute further documents etc.

Each Borrower and each Security Party shall:

(a)	execute and deliver to the Agent (or as it may direct) any assignment, mortgage, power of attorney, proxy or other document, governed by the law of England or such other country as the Agent may, in any particular case, specify; and

(b)	effect any registration or notarisation, give any notice or take any other step,

which the Agent may, by notice to the Borrowers or that Security Party specify for any of the purposes described in Clause 6.2 or for any similar or related purpose.

6.2	Purposes of further assurances

Those purposes are:

(a)	validly and effectively to create any Security Interest or right of any kind which the Agent intended should be created by or pursuant to the Loan Agreement or any other Finance Document, each as amended or supplemented by this First Supplemental Agreement; and

(b)	implementing the terms and provisions of this First Supplemental Agreement.

6.3	Terms of further assurances

The Agent may specify the terms of any document to be executed by the Borrowers or, as the case may be, the Security Parties, under Clause 6.1, and those terms may include any covenants, powers and provisions which the Agent considers appropriate to protect its interests.

6.4	Obligation to comply with notice

The Borrowers shall comply with a notice under Clause 6.1 by the date specified in the notice.

6.5	Limited liability company action

At the same time as the Borrowers deliver to the Agent any document executed under Clause 6.1(a), the Borrowers shall also deliver to the Agent a certificate signed by an officer of each Borrower which shall:

(a)	set out the text of a resolution of that Borrower’s applicable governing body specifically authorising the execution of the document specified by the Agent unless the execution of the relevant document is authorised by the existing resolutions and general power of attorney of that Borrower; and

(b)	state that either the resolution was duly passed by the member validly convened and held throughout and is valid under that Borrower’s articles of incorporation or other constitutional documents.

7	EXPENSES

7.1	Reimbursement of expenses

The Borrowers shall reimburse to the Agent on demand all reasonable costs, fees and expenses (including, but not limited to, legal fees and expenses) and taxes thereon incurred by the Agent or any other Creditor Party in connection with the negotiation, preparation and execution of this First Supplemental Agreement and any other documents required thereunder.

8	NOTICES

8.1	General

The provisions of clause 28 (Notices) of the Loan Agreement, as amended by this First Supplemental Agreement, shall apply to this First Supplemental Agreement as if they were expressly incorporated in this First Supplemental Agreement with any necessary modifications.

9	SUPPLEMENTAL

9.1	Counterparts

This First Supplemental Agreement may be executed in any number of counterparts.

9.2	Third party rights

No person who is not a party to this First Supplemental Agreement has any right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this First Supplemental Agreement.

10	LAW AND JURISDICTION

10.1	Governing law

This First Supplemental Agreement and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law.

10.2	Incorporation of the Loan Agreement provisions

The provisions of clause 32 (Law and Jurisdiction) of the Loan Agreement, as amended by this First Supplemental Agreement, shall apply to this First Supplemental Agreement as if they were expressly incorporated in this First Supplemental Agreement with any necessary modifications.

This First Supplemental Agreement has been duly executed as a Deed on the date stated at the beginning of this First Supplemental Agreement.

SCHEDULE 1

LENDERS

Lender	Lending Office

ABN AMRO Bank N.V.	93 Coolsingel 3012 AE Rotterdam The Netherlands Fax: +31 10401 5323

SCHEDULE 2

CONDITIONS PRECEDENT DOCUMENTS

The following are the documents referred to in Clause 3.2:

1	Documents of the kind specified in paragraphs 2, 3, 4 and 5 of Schedule 3, Part A of the Loan Agreement as amended and supplemented by this First Supplemental Agreement with appropriate modifications to refer to this First Supplemental Agreement (as applicable).

2	In relation to the New Guarantor documents of the kind specified in paragraphs 2, 3, 4 and 5 of Schedule 3, Part A of the Loan Agreement as amended and supplemented by this First Supplemental Agreement with appropriate modifications to refer to this First Supplemental Agreement, the New Guarantee and the New Shares Security Deeds.

3	A duly executed original of this First Supplemental Agreement and any documents required pursuant thereto.

4	A duly executed original of the New Corporate Guarantee.

5	An original of each New Shares Security Deed (and of each document to be delivered by each of them) duly executed by the New Corporate Guarantor.

6	A certified true copy of the amended and restated limited liability company agreement and the certificate of limited liability company interest in respect of each Directly Owned IPO Entity specifying the New Corporate Guarantor as the sole member/holder of the membership interests in such Directly Owned IPO Entity.

7	Such documents and other evidence in such form as is requested by the Agent in order for the Lenders to comply with all necessary “know your customer” or “client acceptance” or other similar identification procedures (including, but not limited to, specimen signatures of all the members or directors, as the case may be, and other officers of the New Guarantor) in relation to the transactions contemplated in the Finance Documents.

8	Documentary evidence that the agent for service of process named in clause 32 of the Loan Agreement has accepted its appointment in respect of this First Supplemental Agreement, the New Corporate Guarantee and the New Shares Security Deeds.

9	Certified copies of all documents (with a certified translation if an original is not in English) evidencing any other necessary action, approvals or consents with respect to this First Supplemental Agreement (including without limitation) all necessary governmental and other official approvals and consents in such pertinent jurisdictions as the Agent deems appropriate.

10	Favourable legal opinions from lawyers appointed by the Agent on such matters concerning the laws of Marshall Islands and such other relevant jurisdictions as the Agent may require.

11	Any further opinions, consents, agreements and documents in connection with this First Supplemental Agreement, the Finance Documents and this First Supplemental Agreement which the Agent may request by notice to the Borrowers prior to the Effective Date.

SCHEDULE 3

FORM OF EFFECTIVE DATE NOTICE

To :	TASMAN MARINE LLC
HUDSON MARINE LLC
DRAKE MARINE LLC
MERCATOR MARINE LLC
BARENTSZ MARINE LLC
c/o 3-5 Menandrou Street
145 61 Kifisia
Athens, Greece
Fax: +30 210 8084224

Attn: Legal Department

[●] 2015

Dear Sirs

We refer to the first supplemental agreement (the “First Supplemental Agreement”) dated [●]2015 made between (i) yourselves as Borrowers, (ii) the Lenders, (iii) the Agent, (iv) the Arranger, (v) the Swap Bank and (vi) Security Trustee.

Words and expressions defined in the Supplemental Agreement shall have the same meaning when used in this letter.

We write to confirm that the conditions precedent in Schedule 2 of the First Supplemental Agreement have been fulfilled and that accordingly the Effective Date is [●]2015.

Yours faithfully

for and on behalf of

ABN AMRO BANK N.V.

SCHEDULE 4

PART A

LIST OF DIRECTLY OWNED IPO ENTITIES

1	Pisti Shipping LLC;

2	Aris Marine LLC;

3	Aphrodite Marine LLC;

4	Athena Marine LLC;

5	Pericles Marine LLC;

6	Hephasteus Marine LLC;

7	Zeus One Marine LLC;

8	Leonidas Marine LLC;

9	Platon Marine LLC;

10	Socrates Marine LLC;

11	Kronos Marine LLC;

12	Rea Marine LLC;

13	Tasman Marine LLC;

14	Mercator Maine LLC;

15	Hudson Marine LLC;

16	Odysseus Marine LLC;

17	Achilleas Marine LLC;

18	Poseidon Fleet Holdings LLC;

19	Hercules Marine LLC;

20	Marine Treasurer LLC;

21	Dimitra Marine LLC;

22	Artemis Marine LLC;

23	Hermes Marine LLC;

24	Apollon Marine LLC;

25	Hera Marine LLC;

26	Drake Marine LLC; and

27	Barentz Marine LLC.

PART B

LIST OF INDIRECTLY OWNED IPO ENTITIES

1	Alexander Marine LLC;

2	Hector Marine LLC; and

3	Ikaros Marine LLC.

SCHEDULE 5

FORM OF DEED OF RELEASE

Dated [●] 2015

THE BANKS AND FINANCIAL INSTITUTIONS

listed in the Schedule

as Lenders

and

ABN AMRO BANK N.V.

as Agent, Arranger, Swap Bank and as Security Trustee

and

TASMAN MARINE LLC

HUDSON MARINE LLC

DRAKE MARINE LLC

MERCATOR MARINE LLC

BARENTSZ MARINE LLC

as joint and several Borrowers

and

POSEIDON CONTAINERS HOLDINGS LLC

as Corporate Guarantor and Pledgor

DEED OF RELEASE OF SECURITY

relating to

a facility of (originally) up to US$62,500,000

INDEX

Clause		Page
1	Interpretation	18
2	Release of Security Interests	19
3	Reassignment of Assigned Property	19
4	Further Documents	19
5	Continuing Effect	19
6	Expenses	19
7	Supplemental	19
8	Law and Jurisdiction	20
Schedule 1 Lenders		21
Execution Pages		22

THIS DEED is made on [●] 2015

BETWEEN

(1)	THE BANKS AND FINANCIAL INSTITUTIONS listed in the Schedule as Lenders (the “Lenders”);

(2)	ABN AMRO BANK N.V. acting through its office at 93 Coolsingel, 3012 AE, Rotterdam, The Netherlands, as Agent, Swap Bank, Arranger and Security Trustee;

(3)	TASMAN MARINE LLC, HUDSON MARINE LLC, DRAKE MARINE LLC, MERCATOR MARINE LLC and BARENTSZ MARINE LLC, each a limited liability company formed in the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 (each a “Borrower” and, together, the “Borrowers”); and

(4)	POSEIDON CONTAINERS HOLDINGS LLC, a limited liability company formed in the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 (the “ Corporate Guarantor”);

BACKGROUND

(A)	By a loan agreement dated 17 December 2014 (as amended and restated by an amending and restating agreement dated 24 April 2015, the “Loan Agreement”) and made between (i) the Borrowers as joint and several borrowers, (ii) the Lenders and (iv) ABN AMRO Bank N.V. as Agent, Swap Bank, Arranger and Security Trustee, the Lenders have made available to the Borrowers a loan facility in an amount of (originally) up to US$62,500,000.

(B)	By a master agreement (the “Master Agreement”) (on the 2002 ISDA (Master Agreement) form together with the schedule attached thereto (as amended)) dated as of 17 December 2014 and made between (i) the Borrowers and (ii) the Swap Bank, it was agreed that the Swap Bank would enter into Designated Transactions with the Borrowers from time to time.

(C)	By a corporate guarantee (the “Corporate Guarantee”) dated 17 December 2014 and made between (i) the Corporate Guarantor and (ii) the Security Trustee, the Corporate Guarantor has guaranteed the obligations of the Borrowers under the Loan Agreement and the Master Agreement.

IT IS AGREED as follows:

1	INTERPRETATION

1.1	Defined expressions

Words and expressions defined in the Loan Agreement shall have the same meanings when used in this Deed unless the context otherwise requires.

1.2	Definitions

In this Deed, unless the contrary intention appears:

“Continuing Finance Documents” means the Finance Documents other than the Released Finance Documents;

“Released Finance Document” means each of the Corporate Guarantee and the Shares Security Deeds and, in the plural, means all of them; and

“Shares Security Deed” means, in relation to each Borrower, the shares security deed over the limited liability company interests in that Borrower dated 17 December 2014 executed by the Corporate Guarantor as pledgor in favour of the Security Trustee and, in the plural, means all of them.

1.3	Application of construction and interpretation provisions of Loan Agreement

Clauses 1.2 to 1.5 of the Loan Agreement apply, with any necessary modifications, to this Deed.

2	RELEASE OF SECURITY INTERESTS

2.1	Release

The Security Trustee with immediate effect, irrevocably releases and discharges all Security Interests created in its favour by the Corporate Guarantor under the Shares Security Deeds.

2.2	Release of obligations

The Creditor Parties release and discharge the Corporate Guarantor from its obligations under the Released Documents, including, without limitation, any covenants and undertakings relating to any asset a Security Interest over which is released pursuant to this Deed.

3	REASSIGNMENT OF ASSIGNED PROPERTY

3.1	Reassignment

The Security Trustee, without any warranty, representation, covenant or other recourse, reassigns to the Corporate Guarantor as pledgor, all rights, and interest, of every kind which the Security Trustee now has to, in or in connection with the Derivative Assets (as defined in the Shares Security Deed).

4	FURTHER DOCUMENTS

4.1	Delivery of further documents

The Security Trustee shall promptly after execution and delivery of this Deed deliver to the Corporate Guarantor as pledgor each document delivered to the Security Trustee pursuant to each Shares Security Deed.

5	CONTINUING EFFECT

5.1	Finance Documents to remain in full force and effect

The Borrowers and the Security Parties (other than the Corporate Guarantor) confirm and agree with the Creditor Parties that the Continuing Finance Documents shall remain in full force and effect.

6	EXPENSES

6.1	Expenses

The provisions of clause 20 (fees and expenses) of the Loan Agreement shall apply to this Deed as if they were expressly incorporated in this Deed with any appropriate modifications.

7	SUPPLEMENTAL

7.1	Counterparts

This Deed may be executed in any number of counterparts.

7.2	Third party rights

A person who is not a party to this Deed has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Deed.

8	LAW AND JURISDICTION

8.1	Governing law

This Deed shall be governed by and construed in accordance with English law.

8.2	Incorporation of Loan Agreement provisions

The provisions of clause 30 (law and jurisdiction) of the Loan Agreement shall apply to this Deed as if they were expressly incorporated in this Agreement with any necessary modifications.

THIS DEED has been executed by or on behalf of the parties and has, on the date stated at the beginning of this Deed, been delivered as a Deed.

SCHEDULE 1

LENDERS

Lender	Lending Office

ABN AMRO Bank N.V.	93 Coolsingel 3012 AE Rotterdam The Netherlands Fax: +31 10401 5323

EXECUTION PAGES

LENDERS

EXECUTED as a DEED	)
by ABN AMRO BANK N.V.	)
acting by its duly authorised	)
attorney-in-fact	)
in the presence of:	)

AGENT

EXECUTED as a DEED	)
by ABN AMRO BANK N.V.	)
acting by its duly authorised	)
attorney-in-fact	)
in the presence of:	)

SECURITY TRUSTEE

EXECUTED as a DEED	)
by ABN AMRO BANK N.V.	)
acting by its duly authorised	)
attorney-in-fact	)
in the presence of:	)

SWAP BANK

EXECUTED as a DEED	)
by ABN AMRO BANK N.V.	)
acting by its duly authorised	)
attorney-in-fact	)
in the presence of:	)

ARRANGER

EXECUTED as a DEED	)
by ABN AMRO BANK N.V.	)
acting by its duly authorised	)
attorney-in-fact	)
in the presence of:	)

BORROWERS

EXECUTED as a DEED	)
by TASMAN MARINE LLC	)
acting by its duly authorised	)
attorney-in-fact	)
in the presence of:	)

EXECUTED as a DEED	)
by HUDSON MARINE LLC	)
acting by its duly authorised	)
attorney-in-fact	)
in the presence of:	)

EXECUTED as a DEED	)
by DRAKE MARINE LLC	)
acting by its duly authorised	)
attorney-in-fact	)
in the presence of:	)

EXECUTED as a DEED	)
by MERCATOR MARINE LLC	)
acting by its duly authorised	)
attorney-in-fact))
in the presence of:	)

EXECUTED as a DEED	)
by BARENTSZ MARINE LLC	)
acting by its duly authorised	)
attorney-in-fact	)
in the presence of:	)

CORPORATE GUARANTOR

EXECUTED as a DEED	)
by POSEIDON CONTAINERS HOLDINGS LLC	)
acting by its duly authorised	)
attorney-in-fact	)
in the presence of:	)

COUNTERSIGNED this      day of July 2015 for and on behalf of the below companies each of which, by its execution hereof, confirms and acknowledges that it has read and understood the terms and conditions of this Deed Of Release, that it agrees in all respects to the same and that the Finance Documents to which it is a party shall remain in full force and effect and shall continue to stand as security for the obligations of the Borrowers under the Loan Agreement and the other Finance Documents.

MANAGERS

for and on behalf of
TECHNOMAR SHIPPING INC.

for and on behalf of
CONCHART COMMERCIAL INC.

COLLATERAL OWNERS

for and on behalf of PLATON MARINE LLC	for and on behalf of REA MARINE LLC

for and on behalf of KRONOS MARINE LLC	for and on behalf of SOCRATES MARINE LLC

for and on behalf of ZEUS ONE MARINE LLC

EXECUTION PAGE

BORROWERS

SIGNED, SEALED and DELIVERED	)
for and on behalf of	)
TASMAN MARINE LLC	)
by Aikaterini Emmanouil	)
as Attorney-in-Fact	)
pursuant to a Power of Attorney dated 8 July 2015)
in the presence of:	)	/s/ Aikaterini Emmanouil

/s/ Nadine Akleh
Nadine Akleh
Solicitor
Watson Farley & Williams
348 Syngrou Avenue
176 74 Kallithea
Athens-Greece

SIGNED, SEALED and DELIVERED	)
for and on behalf of	)
HUDSON MARINE LLC	)
by Aikaterini Emmanouil	)
as Attorney-in-Fact	)
pursuant to a Power of Attorney dated 8 July 2015)
in the presence of:	)	/s/ Aikaterini Emmanouil

/s/ Nadine Akleh
Nadine Akleh
Solicitor
Watson Farley & Williams
348 Syngrou Avenue
176 74 Kallithea
Athens-Greece

SIGNED, SEALED and DELIVERED	)
for and on behalf of	)
DRAKE MARINE LLC	)
by Aikaterini Emmanouil	)
as Attorney-in-Fact	)
pursuant to a Power of Attorney dated 8 July 2015)
in the presence of:	)	/s/ Aikaterini Emmanouil

/s/ Nadine Akleh
Nadine Akleh
Solicitor
Watson Farley & Williams
348 Syngrou Avenue
176 74 Kallithea
Athens-Greece

SIGNED, SEALED and DELIVERED	)
for and on behalf of	)
MERCATOR MARINE LLC	)
by Aikaterini Emmanouil	)

as Attorney-in-Fact	)
pursuant to a Power of Attorney dated 8 July 2015)
in the presence of:	)	/s/ Aikaterini Emmanouil

/s/ Nadine Akleh
Nadine Akleh
Solicitor
Watson Farley & Williams
348 Syngrou Avenue
176 74 Kallithea
Athens-Greece

SIGNED, SEALED and DELIVERED	)
for and on behalf of	)
BARENTSZ MARINE LLC	)
by Aikaterini Emmanouil	)
as Attorney-in-Fact	)
pursuant to a Power of Attorney dated 8 July 2015)
in the presence of:	)	/s/ Aikaterini Emmanouil

/s/ Nadine Akleh
Nadine Akleh
Solicitor
Watson Farley & Williams
348 Syngrou Avenue
176 74 Kallithea
Athens-Greece

LENDERS

SIGNED by Vassiliki Georgopoulos	)
for and on behalf of	)
ABN AMRO BANK N.V.	)	/s/ Vassiliki Georgopoulos

/s/ Nadine Akleh
Nadine Akleh
Solicitor
Watson Farley & Williams
348 Syngrou Avenue
176 74 Kallithea
Athens-Greece

AGENT

SIGNED by Vassiliki Georgopoulos	)
for and on behalf of	)
ABN AMRO BANK N.V.	)	/s/ Vassiliki Georgopoulos

/s/ Nadine Akleh
Nadine Akleh
Solicitor
Watson Farley & Williams
348 Syngrou Avenue
176 74 Kallithea
Athens-Greece

SECURITY TRUSTEE

SIGNED by Vassiliki Georgopoulos	)
for and on behalf of	)
ABN AMRO BANK N.V.	)	/s/ Vassiliki Georgopoulos

/s/ Nadine Akleh
Nadine Akleh
Solicitor
Watson Farley & Williams
348 Syngrou Avenue
176 74 Kallithea
Athens-Greece

SWAP BANK

SIGNED by Vassiliki Georgopoulos	)
for and on behalf of	)
ABN AMRO BANK N.V.	)	/s/ Vassiliki Georgopoulos

/s/ Nadine Akleh
Nadine Akleh
Solicitor
Watson Farley & Williams
348 Syngrou Avenue
176 74 Kallithea
Athens-Greece

ARRANGER

SIGNED by Vassiliki Georgopoulos	)
for and on behalf of	)
ABN AMRO BANK N.V.	)	/s/ Vassiliki Georgopoulos

/s/ Nadine Akleh
Nadine Akleh
Solicitor
Watson Farley & Williams
348 Syngrou Avenue
176 74 Kallithea
Athens-Greece

COUNTERSIGNED this 9th day of July 2015 for and on behalf of the below companies each of which, by its execution hereof, confirms and acknowledges that it has read and understood the terms and conditions of this Supplemental Agreement, that it agrees in all respects to the same and that the Finance Documents to which it is a party shall remain in full force and effect and shall continue to stand as security for the obligations of the Borrowers under the Loan Agreement and the other Finance Documents (each as amended and supplemented by this Supplemental Agreement).

/s/ George Giouroukos George Giouroukos

for and on behalf of
POSEIDON CONTAINERS HOLDINGS LLC

MANAGERS

/s/ Theodoros Baltatzis Theodoros Baltatzis

for and on behalf of
TECHNOMAR SHIPPING INC.

/s/ Dimitrios Tsiaklagkanos
Dimitrios Tsiaklagkanos

for and on behalf of
CONCHART COMMERCIAL INC.

COLLATERAL OWNERS /s/ Dimitrios Tsiaklagkanos Dimitrios Tsiaklagkanos Secretary for and on behalf of PLATON MARINE LLC	/s/ Dimitrios Tsiaklagkanos Dimitrios Tsiaklagkanos Secretary for and on behalf of REA MARINE LLC

/s/ Dimitrios Tsiaklagkanos Dimitrios Tsiaklagkanos Secretary for and on behalf of KRONOS MARINE LLC	/s/ Dimitrios Tsiaklagkanos Dimitrios Tsiaklagkanos Secretary for and on behalf of SOCRATES MARINE LLC

/s/ Dimitrios Tsiaklagkanos
Dimitrios Tsiaklagkanos
Secretary
for and on behalf of
ZEUS MARINE LLC